EXHIBIT 4.15

                         BANK OF AMERICA CORPORATION
                          [FORM OF FACE OF RECEIPT]

NEITHER THE DEPOSITARY SHARES NOR THE SHARES (EACH AS DEFINED BELOW) ARE DEPOSITS OF BANK OF AMERICA CORPORATION OR ANY BANKING SUBSIDIARY THEREOF AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

[TEMPORARY RECEIPT --         Exchangeable for Definitive Engraved Receipt When
                              Ready for Delivery]

      NUMBER ___________                              DEPOSITARY SHARES

            CERTIFICATE FOR [NOT MORE THAN] ______ DEPOSITARY SHARES

TDR--______
                  DEPOSITARY RECEIPT FOR DEPOSITARY SHARES,
                 REPRESENTING PREFERRED STOCK, SERIES ____ OF
                         BANK OF AMERICA CORPORATION
                                                      [CUSIP __________________]
INCORPORATED UNDER THE LAWS OF                          SEE REVERSE FOR
THE STATE OF DELAWARE                                   CERTAIN DEFINITIONS

______________________, as Depositary (the "Depositary"), hereby certifies that
______________________________ is the registered owner of ________ DEPOSITARY
SHARES ("Depositary Shares"), each Depositary Share representing [specify fraction] of one share of Preferred Stock, Series ____, par value _____ (the "Shares"), of Bank of America Corporation, a Delaware corporation (the "Corporation"), on deposit with the Depositary, subject to the terms and entitled to the benefits of the Deposit Agreement dated as of _______, 19___ (the "Deposit Agreement"), between the Corporation and the Depositary. By accepting this Depositary Receipt the holder hereof becomes a party to and agrees to be bound by all the terms and conditions of the Deposit Agreement. [The Shares and Depositary Shares are redeemable on and after ________, 19___, at the option of the Corporation.] This Depositary Receipt shall not be valid or obligatory for any purpose or entitled to any benefits under the Deposit Agreement unless it shall have been executed by the Depositary by the manual signature of a duly authorized officer or, if executed in facsimile by the Depositary, countersigned by a Registrar in respect of the Depositary Receipts by the manual signature of a duly authorized officer thereof.

Dated:                  Countersigned:

                                                [                ]
------------------      ------------------       ----------------
Depositary              Registrar               Transfer Agent

By:                     By:                     [By:             ]
   ---------------         ---------------          -------------



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Authorized Officer      Authorized Officer      Authorized Officer

                          [FORM OF REVERSE OF RECEIPT]

                          BANK OF AMERICA CORPORATION

      BANK OF AMERICA CORPORATION WILL, UPON REQUEST, FURNISH ANY
HOLDER OF A RECEIPT WITHOUT CHARGE A COPY OF THE DEPOSIT AGREEMENT
AND A COPY OF THE PORTIONS OF THE CERTIFICATE OF DESIGNATION OR
RESOLUTIONS CONTAINING THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND
RELATIVE RIGHTS OF ALL SHARES AND ANY CLASS OR SERIES THEREOF.  [ANY
SUCH REQUEST IS TO BE ADDRESSED TO THE TRANSFER AGENT NAMED ON THE
FACE OF THIS RECEIPT.]
                                 ------------
      KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
                                 ------------
      The following abbreviations, when used in the inscription on the face of this Receipt, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM -- as tenants in common           UNIF GIFT MIN ACT -- _____ Custodian _____
                                                               (Cust)         (Minor)
TEN ENT --  as tenants by the                             Under Uniform Gifts to Minors
            entireties                                    Act ______________________
                                                                     (State)
JT TEM --   as joint tenants with
            right of survivorship
            and not as tenants in
            common

      Additional abbreviations may also be used though not in the above list

      For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE:


--------------------------------------------------------------------------------
(Please print or typewrite name and address; including postal zip code of Assignee)

______________________________________________________________ Depositary Shares
represented by the within receipt, and do hereby irrevocably constitute and appoint ____________



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___________________ Attorney to transfer the said Depositary Shares on the books of the within-named Depositary with full power of substitution in the premises.






















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


Dated:
      -----------              --------------------------------------------
                               NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Receipt in every particular, without alteration or enlargement or any change whatever

Signature Guaranteed:


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